SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2001


                          CULLEN/FROST BANKERS, INC.
            (Exact name of issuer as specified in its charter)






     Texas      		           0-7275          	74-1751768
   (State of   			(Commission File Number)	(IRS Employer
    incorporation)						Identification No.)




100 West Houston Street, San Antonio, Texas			     78205
 (Address of principal executive offices)			   (Zip Code)


                               (210) 220-4011
                       (Registrant's telephone number,
                               including area code)


Item 9.	Regulation FD Disclosure
          The following exhibit is filed herewith:

Exhibit
Number     Description

99 Press Release dated April 18, 2001 with respect to the Registrant's financial results for the first quarter ended March 31, 2001



                                     SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, The registrant has duly caused this report to be signed on its behalf by the under signed thereunto duly authorized.

						CULLEN/FROST BANKERS, INC.



						By /s/Phillip D. Green
                                       -------------------
						   Phillip D. Green
						   Senior Executive Vice President
						   and Chief Financial Officer




Date:  April 18, 2001

                                   EXHIBIT INDEX
                                   -------------

Exhibit
Number    Description
-------   -----------
99        Press Release dated April 18, 2001 with respect to the
          Registrant's financial results for the first quarter ended March 31, 2001